Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

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Supplement dated June 21, 2013

To

Prospectus dated June 18, 2013

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This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated June 18, 2013 (the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

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This supplement amends the Prospectus as follows:

The “Management’s Discussion and Analysis of Financial Condition and Results of Operations —Liquidity and Capital Resources” section of the Prospectus is amended by adding the following as a new subsection thereto immediately following the end of the subsection captioned “Credit Facility”:

Committed Facility Agreement

On June 4, 2013, we entered into a committed facility arrangement, which became effective on June 12, 2013, with BNP Paribas Prime Brokerage, Inc. (“BNP”) under which we may borrow up to $200 million. The committed facility arrangement consists of a set of agreements (namely, a Committed Facility Agreement by and between us and BNP (the “CFA”), a U.S. PB Agreement by and between us and BNP and a Special Custody and Pledge Agreement by and among us, BNP and State Street Bank and Trust Company (the “CFA Custodian”), each dated as of June 4, 2013), which we collectively referred to as the Financing Agreements.

We are pledging certain of our assets as collateral to secure our borrowings under the Financing Agreements. The pledged assets may consist of U.S. cash, U.S. Government securities and other margin-eligible securities acceptable to BNP and the CFA Custodian. These pledged assets are held in a segregated custody account with the CFA Custodian. The amount of assets required to be pledged by us is determined in accordance with the margin requirements described in the Financing Agreements. We retain the benefits of ownership of the assets pledged to secure borrowings under the Financing Agreements. Interest is charged at the rate of one month LIBOR (London Interbank Offered Bank) plus 1.10% and is payable monthly. We also pay a monthly commitment fee of 0.55% on any unused commitment amounts.

In connection with the Financing Agreements, we have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default and facility termination events, the Financing Agreements contain the following additional facility termination events, among others:

•	the occurrence of a default, termination event or similar condition by us under third-party contracts above a specified value;
•	any change in BNP’s interpretation of applicable law that, in the reasonable opinion of external counsel to BNP, has the effect of impeding or prohibiting the arrangements under the Financing Agreements;
•	specified material reductions in our net asset value, including if our net asset value declines at any month-end to less than 50% of our net asset value in effect as of the most recent fiscal year end;
•	any change in our fundamental investment policies; and
•	the termination of our advisory agreements with our Advisors or if our Advisors otherwise cease to act as our investment advisors and are not immediately replaced.

We may terminate the CFA with 180 days’ notice. If certain margin and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP is required to provide us with 364 days’ notice prior to terminating or amending the CFA.

Under the terms of the Financing Agreements, BNP has the ability to borrow a portion of the pledged collateral (which we refer to as “Rehypothecated Securities”), subject to certain limits. We receive a fee from BNP in connection with any Rehypothecated Securities. We may designate any security within the pledged collateral as ineligible to be a Rehypothecated Security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by us to BNP. We may recall any Rehypothecated Security at any time and BNP must, to the extent commercially reasonable, return such security or equivalent security within a commercially reasonable period. In the event BNP does not return the security, we will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any outstanding borrowings owed to BNP under the Financing Agreements. Rehypothecated Securities are marked-to-market daily and if the value of all Rehypothecated Securities exceeds 100% of the outstanding borrowings owed by the Company under the Financing Agreements, BNP may either reduce the amount of Rehypothecated Securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. We will continue to receive interest and the scheduled repayment of principal balances on Rehypothecated Securities.